Exhibit 99.1

NEWS RELEASE

US GOLD HITS SIGNIFICANT INTERCEPTS IN MEXICO

New High-Grade “El Gallo” Discovery: 22.2 opt Silver Over 5 ft, Within 13.2 opt Silver Over 15 ft

Palmarito Returns Richest Grades Yet: 24.4 opt Silver Over 5 ft, Within 8.5 opt Silver Over 75 ft

Toronto, Ontario (November 19, 2008) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG - Frankfurt: US8) announces that recent conventional rotary drilling in the Magistral District, Sinaloa, Mexico has intersected high-grade silver in two locations (Figure 1). The first location is a new discovery called El Gallo. The best intercept from El Gallo returned 22.2 ounces per ton (opt) silver over 5 feet (ft) [760.0 grams per tonne (gpt) silver over 1.5 meters (m)], within 13.2 opt silver over 15 ft (453.0 gpt silver over 4.6 m). The second, Palmarito’s new Southwest Zone, has returned the richest silver grades since US Gold began exploration at the project: 24.4 opt silver over 5 ft. (836.0 gpt silver over 1.5 m), within 8.5 opt silver over 75 ft (291.9 silver over 22.9 m). Mineralization in both areas starts close to surface.

“US Gold’s exploration continues to find higher-grades in unexplored areas. We are increasing our exploration effort in Mexico as our latest results have us very encouraged. One of our objectives this year, besides finding economic gold deposits, has been to drive down the cost of exploration. The steps we have taken to accomplish this goal have certainly given us a competitive edge,” states Rob McEwen, Chairman and CEO of US Gold.

EL GALLO – New Discovery

High-Grade, Near Surface: 22.2 opt (760.0 gpt) Silver over 5 ft (1.5 m)

El Gallo is located within the Magistral District on the northern half of US Gold’s property. No modern exploration is believed to have taken place in the area, illustrating the regions excellent potential for additional discoveries.  Early results from El Gallo have US Gold’s geologists encouraged. Drilling occurred in what appears to be a large stockwork vein system, with significant amounts of quartz occurring over a broad area. Soil sampling, mapping and geophysics are currently being carried out to better understand the nature of the mineralization.

Initial conventional rotary drilling designed to test the areas potential has returned the following results:

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

GABHA08-01	5.0	—	5.0	120.0	125.0	5.0

GABHA08-02	4.1	<0.01	4.3	45.0	50.0	5.0
And	2.0	0.05	4.6	60.0	65.0	5.0
And	3.4	—	3.4	120.0	125.0	5.0

GABHA08-03	3.1	—	3.1	15.0	20.0	5.0

GABHA08-004	12.9	—	12.9	40.0	45.0	5.0

GABHA08-05	3.3	—	3.3	15.0	20.0	5.0
And	13.2	0.01	13.7	40.0	55.0	15.0
Including	22.2	—	22.2	40.0	45.0	5.0

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

GABHA08-01	172.0	—	172.0	36.6	38.1	1.5

GABHA08-02	139.0	0.1	146.6	13.7	15.2	1.5
And	69.4	1.7	159.5	18.3	19.8	1.5
And	118.0	—	118.0	36.6	38.1	1.5

GABHA08-03	106.0	—	106.0	4.6	6.1	1.5

GABHA08-004	443.0	—	443.0	12.2	13.7	1.5

GABHA08-05	112.0	—	112.0	4.6	6.1	1.5
And	453.0	0.3	469.6	12.2	16.8	4.6
Including	760.0	—	760.0	12.2	13.7	1.5

*Gold:Silver Ratio 3 year average (1:54)
Metallurgical Recoveries and Net Smelter Returns are based on 100%
Numbers may not blance due to rounding

US Gold believes these early results demonstrate the projects ability to produce high-grades that are near surface. More results are expected to be released within the next two weeks. Approximately 4,800 ft (1,450 m) of additional conventional rotary drilling has since been completed at El Gallo.

PALMARITO – New Southwest Zone Delivers Highest Grades Yet

Intersections Up To 24.4 opt (836.0 gpt) Silver over 5 ft (1.5 m)

On November 5th US Gold announced it had successfully intersected a new mineralized area at Palmarito called the Southwest Zone (Figure 2). The initial hole from this zone returned 6.9 opt silver over 25.0 ft. (236.6 gpt silver over 7.6 m), including 12.2 opt silver over 5.0 ft. (418.0 gpt silver over 1.5 m). Further conventional rotary drilling designed to expand the mineralization was successful and extended the zone to the north and south by approximately 275 ft. (85 m). The zone remains open to the north, south and west.

The results below include the highest silver grades returned from Palmarito drilling since US Gold’s exploration program began. The most significant intersection from this drilling returned 24.4 opt silver over 5 ft. (836.0 gpt silver over 1.5 m), within 8.5 opt silver over 75 ft (291.9 silver over 22.9 m).

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)
PMBHA08-007	6.0	<0.01	6.1	10.0	35.0	25.0
Including	9.8	<0.01	9.9	25.0	30.0	5.0

PMBHA08-011	3.8	—	3.8	5.0	35.0	30.0
Including	6.5	<0.01	6.7	15.0	20.0	5.0

PMBHA08-024	4.2	<0.01	4.4	0.0	30.0	30.0
Including	8.3	0.01	8.9	5.0	10.0	5.0

PMBHA08-029	9.3	0.01	9.8	60.0	85.0	25.0
Including	18.4	0.01	18.7	75.0	80.0	5.0

PMBHA08-032	8.5	<0.01	8.7	0.0	75.0	75.0
Including	12.2	0.01	12.6	30.0	75.0	45.0
Including	24.4	<0.01	24.6	35.0	40.0	5.0

PMBHA08-033	5.9	<0.01	6.0	0.0	75.0	75.0
Including	13.2	<0.01	13.4	60.0	70.0	10.0

PMBHA08-034	4.6	<0.01	4.8	10.0	35.0	25.0
Including	6.7	<0.01	7.0	15.0	20.0	5.0

PMBHA08-037	3.7	<0.01	4.0	5.0	30.0	25.0
And	12.9	0.01	13.7	45.0	80.0	35.0
Including	19.4	0.02	20.4	50.0	60.0	10.0

PMBHA08-039	3.2	<0.01	3.4	0.0	10.0	10.0
And	7.2	<0.01	7.3	30.0	40.0	10.0

PMBHA08-041	7.4	<0.01	7.5	50.0	80.0	30.0
Including	10.5	<0.01	10.6	60.0	70.0	10.0

PMBHA08-043	6.2	<0.01	6.5	80.0	105.0	25.0
And	10.6	<0.01	10.7	95.0	100.0	5.0

PMBHA08-044	6.7	<0.01	6.8	80.0	90.0	10.0

Hole #	Silver	Gold	Silver Eq.*	From	To	Length
	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)
PMBHA08-007	206.0	0.1	208.9	3.0	10.7	7.6
Including	335.0	0.1	340.3	7.6	9.1	1.5

PMBHA08-011	128.9	—	128.9	1.5	10.7	9.1
Including	224.0	0.1	229.5	4.6	6.1	1.5

PMBHA08-024	145.4	0.1	152.6	0.0	9.1	9.1
Including	285.0	0.3	303.8	1.5	3.0	1.5

PMBHA08-029	319.0	0.3	334.7	18.3	25.9	7.6
Including	631.0	0.2	641.4	22.9	24.4	1.5

PMBHA08-032	291.9	0.1	299.6	0.0	22.9	22.9
Including	419.8	0.2	431.7	9.1	22.9	13.7
Including	836.0	0.2	844.5	10.7	12.2	1.5

PMBHA08-033	202.1	0.1	207.2	0.0	22.9	22.9
Including	453.5	0.1	460.9	18.3	21.3	3.0

PMBHA08-034	156.7	0.1	163.0	3.0	10.7	7.6
Including	231.0	0.2	239.9	4.6	6.1	1.5

PMBHA08-037	127.2	0.2	136.3	1.5	9.1	7.6
And	443.0	0.5	470.0	13.7	24.4	10.7
Including	663.5	0.7	700.2	15.2	18.3	3.0

PMBHA08-039	109.0	0.1	116.3	0.0	3.0	3.0
And	246.0	0.1	251.4	9.1	12.2	3.0

PMBHA08-041	253.0	0.1	256.5	15.2	24.4	9.1
Including	358.5	0.1	361.8	18.3	21.3	3.0

PMBHA08-043	213.2	0.2	222.2	24.4	32.0	7.6
And	362.0	0.1	367.9	29.0	30.5	1.5

PMBHA08-044	228.5	0.1	233.5	24.4	27.4	3.0

*Gold:Silver Ratio 3 year average (1:54)
Metallurgical Recoveries and Net Smelter Returns are based on 100%
Numbers may not balance due to rounding

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and northwestern Mexico. US Gold’s shares trade on the American and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. All samples were analyzed by ALS Chemex utilizing a 4 acid digestion with ICP finish.

Holes were drilled with conventional rotary drilling. Samples were taken every 5.0 ft (1.5 m). The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ana Aguirre	Mailing Address
Manager, Investor Relations	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Magistral District: Project Locations	Figure 1 November 19, 2008

El Gallo
Magistral
Mine
Cerro
Agudo
El Valle
Palmarito
San Benito
Mocorito
Guamuchil
Legend
US Gold Project
Town
Road
Water Reservoir
0
5
KM
N
0
5
Miles

Palmarito: Aerial (Plan) View	Figure 2 November 19, 2008

Historic Production
18 MM oz. Ag Eq.
New Southwest Zone
Magistral
Palmarito
0
12
24
Miles
Legend
Historic Open Pit
Nov. 2008 Drilling
2008 Pre-Nov Drilling
1994 - 1995 Drilling
0
300
Feet
0
100
Meters
N